UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2015

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI		02903
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed for the purpose of filing the documents attached as exhibits hereto as exhibits in connection with the Registration Statement on Form S-3 (File Number: 333-207668) (the “Registration Statement”) of Citizens Financial Group, Inc. (the “Company”), dated October 29, 2015, including the Prospectus, dated October 29, 2015, as supplemented by a Prospectus Supplement dated December 14, 2015, in connection with the registration of the offering, from time to time, by The Royal Bank of Scotland Group plc and The Royal Bank of Scotland plc of $333 million aggregate principal amount of the Company’s 5.158% Fixed-to-Floating Callable Subordinated Notes due 2023 (the “Fixed-to-Floating Notes”), $250 million aggregate principal amount of the Company’s 3.750% Subordinated Notes due 2024 (the “3.750% Notes”), $333 million aggregate principal amount of the Company’s 4.023% Subordinated Notes due 2024 (the “4.023% Notes”), and $334 million aggregate principal amount of the Company’s 4.082% Subordinated Notes due 2025 (the “4.082% Notes” and, collectively with the Fixed-to-Floating Notes, the 3.750% Notes and the 4.023% Notes, the “Notes”). The Notes were issued under the Indenture, dated as of September 28, 2012 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of June 28, 2013 (with respect to the Fixed-to-Floating Notes), the Fifth Supplemental Indenture, dated as of June 26, 2014 (with respect to the 3.750% Notes), the Sixth Supplemental Indenture, dated as of August 1, 2014 (with respect to the 4.082% Notes), and the Tenth Supplemental Indenture, dated as of December 3, 2015 (with respect to the 3.750% Notes), each between the Company and The Bank of New York Mellon, as Trustee. Such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of June 28, 2013, between the Company and The Bank of New York Mellon*

4.2	Fifth Supplemental Indenture, dated as of June 26, 2014, between the Company and The Bank of New York Mellon*

4.3	Sixth Supplemental Indenture, dated as of August 1, 2014, between the Company and The Bank of New York Mellon*

4.4	Seventh Supplemental Indenture, dated as of October 8, 2014, between the Company and The Bank of New York Mellon*

4.5	Tenth Supplemental Indenture, dated as of December 3, 2015, between the Company and The Bank of New York Mellon

4.6	Form of 5.158% Fixed to Floating Callable Subordinated Note due June 29, 2023 (included in Exhibit 4.1)

4.7	Form of 4.023% Subordinated Note due October 1, 2024 (included in Exhibit 4.3)

4.8	Form of 4.082% Subordinated Note due January 31, 2025 (included in Exhibit 4.4)

4.9	Form of 3.750% Subordinated Note due July 1, 2024 (included in Exhibit 4.5)

5.1	Opinion of Sullivan & Cromwell LLP

12.1	Statement regarding computation of ratio of earnings to fixed charges (incorporated herein by reference to Exhibit 12.1 of the Current Report on Form 8-K, filed December 3, 2015)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

*	The cross-reference table showing the location in the Base Indenture of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act of 1939 is incorporated from Exhibit 4.5 filed herewith with all references to the “Tenth Supplemental Indenture” being references to “this Supplemental Indenture.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Stephen T. Gannon
Stephen T. Gannon
Executive Vice President, General Counsel and Chief Legal Officer

Date: December 16, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of June 28, 2013, between the Company and The Bank of New York Mellon*

4.2	Fifth Supplemental Indenture, dated as of June 26, 2014, between the Company and The Bank of New York Mellon*

4.3	Sixth Supplemental Indenture, dated as of August 1, 2014, between the Company and The Bank of New York Mellon*

4.4	Seventh Supplemental Indenture, dated as of October 8, 2014, between the Company and The Bank of New York Mellon*

4.5	Tenth Supplemental Indenture, dated as of December 3, 2015, between the Company and The Bank of New York Mellon

4.6	Form of 5.158% Fixed to Floating Callable Subordinated Note due June 29, 2023 (included in Exhibit 4.1)

4.7	Form of 4.023% Subordinated Note due October 1, 2024 (included in Exhibit 4.3)

4.8	Form of 4.082% Subordinated Note due January 31, 2025 (included in Exhibit 4.4)

4.9	Form of 3.750% Subordinated Note due July 1, 2024 (included in Exhibit 4.5)

5.1	Opinion of Sullivan & Cromwell LLP

12.1	Statement regarding computation of ratio of earnings to fixed charges (incorporated herein by reference to Exhibit 12.1 of the Current Report on Form 8-K, filed December 3, 2015)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

*	The cross-reference table showing the location in the Base Indenture of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act of 1939 is incorporated from Exhibit 4.5 filed herewith with all references to the “Tenth Supplemental Indenture” being references to “this Supplemental Indenture.”